BRAZOS MUTUAL FUNDS

                Supplement to the Prospectus dated March 29, 2000
                           (Class A, B and II Shares)


The  following  items  reflect  changes  to the  Class B shares of the Small Cap
Portfolio   and  Real  Estate   Securities   Portfolio   (each  a   "Portfolio,"
collectively, the "Portfolios"):

The Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed), applicable to Class B shares of each Portfolio, as set forth on page 4 of the Prospectus, has been changed to 5.00%.

                                    *********

References to the cost of investing in Class B shares of each Portfolio, as indicated in the section entitled "EXAMPLE" on page 5 of the Prospectus, should be replaced with the following:

If you redeemed your investment at the end of the periods indicated:

                                         1 YEAR    3 YEARS    5 YEARS   10 YEARS
                                         ------    -------    -------   --------
SMALL CAP PORTFOLIO
    (Class B shares)*..................   $747      $1,061     $1,501    $2,616
REAL ESTATE SECURITIES PORTFOLIO
    (Class B shares)*..................    751       1,073      1,521     2,656

If you did not redeem your shares:

                                         1 YEAR     3 YEARS    5 YEARS  10 YEARS
                                         ------     -------    -------  --------
SMALL CAP PORTFOLIO
    (Class B shares)*..................   $247       $761      $1,301    $2,616
REAL ESTATE SECURITIES PORTFOLIO
    (Class B shares)*..................    251        773       1,321     2,656

* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "SHAREHOLDER ACCOUNT INFORMATION" on page 10. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

                                    *********

Under the section entitled "SELECTING A SHARE CLASS" on page 9 of the Prospectus, the fourth bullet point under column CLASS B should be replaced in its entirety with the following:

     ^ Automatic conversion to Class A shares approximately eight years after purchase.

          Under the section "CALCULATION OF SALES CHARGES" on page 9 of the Prospectus, the third paragraph should be replaced in its entirety with the following:







































































































































































































































































































































































































































































































































































































































          CLASS B. Shares are offered at their net asset value per share, without any initial sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:

            Years after purchase               CDSC on shares being sold

            1st year                           5.00%
            2nd year                           4.00%
            3rd year or 4th year               3.00%
            5th year                           2.00%
            6th year                           1.00%
            7th year and thereafter            None




Dated:  December 6, 2000